UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): November 28, 2007


                              TARRANT APPAREL GROUP
               (Exact Name of Registrant as Specified in Charter)


         CALIFORNIA                   0-26006                   95-4181026
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)


               3151 EAST WASHINGTON BOULEVARD
                   LOS ANGELES, CALIFORNIA                       90023
          (Address of Principal Executive Offices)             (Zip Code)


                                 (323) 780-8250
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02         DEPARTURE  OF  DIRECTORS  OR  CERTAIN  OFFICERS;  ELECTION  OF
                  DIRECTORS;   APPOINTMENT  OF  CERTAIN  OFFICERS;  COMPENSATORY
                  ARRANGEMENTS OF CERTAIN OFFICERS.

         RESIGNATION OF CURRENT CHIEF FINANCIAL OFFICER

         Effective November 28, 2007, David Burke resigned his position as our Chief Financial Officer and principal financial and accounting officer. In connection with Mr. Burke's resignation, on November 28, 2007, we entered into a Separation Agreement with Mr. Burke. The Separation Agreement provides for Mr. Burke's resignation as our Chief Financial Officer, effective November 28, 2007. The Separation Agreement further provides for the payment to Mr. Burke of a lump sum severance payment of $92,500, representing 6 months base salary. In exchange for his severance payment, Mr. Burke has released all claims against us.

         APPOINTMENT OF NEW CHIEF FINANCIAL OFFICER AND DIRECTOR

         Also effective November 28, 2007, Patrick Chow was appointed to replace Mr. Burke as our Chief Financial Officer. Mr. Chow will serve as our principal financial and accounting officer. Additionally, our Board of Directors appointed Mr. Chow as a member of our Board of Directors to fill an existing vacancy on the Board. In connection with his appointment, we agreed to pay Mr. Chow an annual salary of $300,000.

         Patrick Chow (age 54), joined Tarrant Apparel Group as Treasurer in November 1998 and was promoted to Chief Financial Officer and elected as a director in January 2002. Mr. Chow served as our Chief Financial Officer and as a director from January 2002 until August 2004. From August 2004 until April 2005, Mr. Chow was a consultant for us and other companies, providing financial and accounting services. He joined Blue Holdings, Inc. (Nasdaq: BLUE) as Chief Financial Officer in April 2005, and served in that capacity until March 2007, when he returned to Tarrant to serve as our Senior Vice President, Finance, a position he has held until his recent promotion to Chief Financial Officer. Mr. Chow has a Bachelor of Arts degree from the University of Hong Kong and two diplomas in Banking and Financial Studies from the Chartered Institute of Bankers United Kingdom.

         There are no understandings or arrangements between Mr. Chow and any other person pursuant to which Mr. Chow was selected as an officer or director of the company. Mr. Chow does not have any family relationship with any director, executive officer or person nominated or chosen by our Board of Directors to become a director or executive officer. Other than his employment with us as Senior Vice President, Finance, Mr. Chow did not have any material interest, direct or indirect, in any material transaction to which we were a party since January 1, 2006, or which is presently proposed.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         (d)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------

                  10.1 Separation Agreement, dated as of November 28, 2007, between David Burke and Tarrant Apparel Group.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  TARRANT APPAREL GROUP



Date:  December 3, 2007           By:               /S/ PATRICK CHOW
                                           -------------------------------------
                                           Patrick Chow, Chief Financial Officer


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